EXHIBIT 99.5

                      BANK OF AMERICA, NATIONAL ASSOCIATION
                                 Master Servicer

                                       and

                      HYPO REAL ESTATE CAPITAL CORPORATION
                                  Sub-Servicer

                             SUB-SERVICING AGREEMENT

                            Dated as of July 1, 2007

                    Banc of America Commercial Mortgage Inc.
                  Commercial Mortgage Pass-Through Certificates
                                  Series 2007-3

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                                TABLE OF CONTENTS

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Defined Terms.....................................................

                                   ARTICLE II

                  MASTER SERVICER'S ENGAGEMENT OF SUB-SERVICER
                      TO PERFORM SERVICING RESPONSIBILITIES

Section 2.01  Contract for Servicing; Possession of Mortgage Loan Documents.....
Section 2.02  Letters of Credit.................................................

                                   ARTICLE III

                         SERVICING OF THE MORTGAGE LOANS

Section 3.01  Sub-Servicer to Service...........................................
Section 3.02  Merger or Consolidation of the Sub-Servicer.......................
Section 3.03  Limitation on Liability of the Sub-Servicer and Others............
Section 3.04  Sub-Servicer's Resignation........................................
Section 3.05  No Transfer or Assignment of Servicing............................
Section 3.06  Indemnification...................................................
Section 3.07  Companion Loans...................................................
Section 3.08  Limited Advancing Obligations.....................................

                                   ARTICLE IV

                                     DEFAULT

Section 4.01  Events of Default.................................................
Section 4.02  Waiver of Defaults................................................
Section 4.03  Other Remedies of Master Servicer.................................

                                    ARTICLE V

                                   TERMINATION

Section 5.01  Termination.......................................................
Section 5.02  Termination of Duties with Respect to Specially Serviced Loans....

                                   ARTICLE VI

                                  MISCELLANEOUS

Section 6.01  Successor to the Sub-Servicer.....................................
Section 6.02  Financial Statements..............................................
Section 6.03  Closing...........................................................
Section 6.04  Closing Documents.................................................
Section 6.05  Notices...........................................................
Section 6.06  Severability Clause...............................................
Section 6.07  Counterparts......................................................
Section 6.08  Governing Law.....................................................
Section 6.09  [Reserved]........................................................
Section 6.10  Intention of the Parties..........................................
Section 6.11  Third Party Beneficiary...........................................
Section 6.12  Successors and Assigns; Assignment of Agreement...................
Section 6.13  Waivers...........................................................
Section 6.14  Exhibits..........................................................
Section 6.15  General Interpretive Principles...................................
Section 6.16  Complete Agreement................................................
Section 6.17  Further Agreement.................................................
Section 6.18  Amendments........................................................

EXHIBIT A      MORTGAGE LOAN SCHEDULE...........................................
EXHIBIT B      SUB-SERVICER'S OFFICER'S CERTIFICATE.............................
EXHIBIT C      POOLING AND SERVICING AGREEMENT..................................
EXHIBIT D      FORM OF ADDITIONAL REPORTS.......................................
EXHIBIT E      FORM OF ACCOUNT CERTIFICATION....................................
EXHIBIT F      FORM OF COLLECTION REPORT........................................
EXHIBIT G      FORM OF CERTIFICATION............................................
EXHIBIT H      FORM OF SEMI-ANNUAL SERVICER CERTIFICATION.......................

            This is a Sub-Servicing Agreement (the "Agreement"), dated as of July 1, 2007, by and between BANK OF AMERICA, NATIONAL ASSOCIATION, having an office at 900 West Trade Street, Suite 650, Charlotte, North Carolina, 28288 ("Master Servicer") and HYPO REAL ESTATE CAPITAL CORPORATION, having an office at 622 Third Avenue, New York, New York 10017 (the "Sub-Servicer").

                              W I T N E S S E T H:
                              --------------------

            WHEREAS, BANC OF AMERICA COMMERCIAL MORTGAGE INC. (the "Depositor"), MIDLAND LOAN SERVICES, INC., (the "Special Servicer") WELLS FARGO BANK, N.A. (the "Trustee" and "REMIC Administrator") and the Master Servicer have entered into that certain Pooling and Servicing Agreement dated as of July 1, 2007, as amended, modified and restated from time to time (the "Pooling and Servicing Agreement"), whereby the Master Servicer shall master service certain mortgage loans on behalf of the Trustee;

            WHEREAS, Section 3.22 of the Pooling and Servicing Agreement permits the Master Servicer to enter into agreements with Sub-Servicers (as defined in the Pooling and Servicing Agreement) for the sub-servicing of the Mortgage Loans (as defined in the Pooling and Servicing Agreement); and

            WHEREAS, the Master Servicer desires to enter into a contract with the Sub-Servicer whereby the Sub-Servicer shall service certain of such mortgage loans listed on Exhibit A (the "Mortgage Loan Schedule") attached hereto (collectively, the "Mortgage Loans") on behalf of the Master Servicer; and

            NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Master Servicer and the Sub-Servicer hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms.

            Unless otherwise specified in this Agreement, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement. As used herein, the following terms have the meanings assigned to them in this Section 1.01:

            "Available Distribution Amount": With respect to any date, an amount equal to, without duplication, (a) the sum of (i) the aggregate of the amounts on deposit in the Sub-Servicer Custodial Account as of such date, (ii) if and to the extent not included in the amount referred to in subclause (a)(i), the aggregate amount transferred from the REO Account (if established) to the Sub-Servicer as of such date to the extent not previously remitted to the Master Servicer, (iii) the aggregate of all other amounts received with respect to any Mortgage Loan as of such date to the extent not previously remitted to the Master Servicer net of (b) the portion of the amount described in subclause (a) of this definition that represents one or more of the following: (1) Escrow Payments, (2) Reserve Funds, (3) (i) collected Monthly Payments that are due on a Due Date following the end of the related Collection Period, (ii) any payments of principal (including, without limitation, Principal Prepayments) and interest, Liquidation Proceeds and Insurance Proceeds received after the end of the related Collection Period and (iii) any Prepayment Premiums received after the end of the related Collection Period or (4) any amounts that the Sub-Servicer is entitled to retain as compensation pursuant to Section 3.11 of the Pooling and Servicing Agreement as incorporated herein pursuant to Section 3.01(c)(23) and (24) of this Agreement and (iv) the aggregate amounts deposited by the Sub-Servicer in the Sub-Servicer Custodial Account as required pursuant to Section 3.01(c)(31) of this Agreement, to the extent not previously remitted to the Master Servicer.

            "Collection Report": The monthly reports prepared by the Sub-Servicer setting forth, with respect to each Mortgage Loan serviced by the Sub-Servicer and the most recently ended Collection Period prior to the due date of such report, the information described on Exhibit F attached hereto.

            "Mortgage Loans": As defined in the recitals hereto.

            "Mortgage Loan Schedule": As defined in the recitals hereto.

            "Sub-Servicer Custodial Account": The account established by the Sub-Servicer pursuant to Section 3.01(c)(9) of this Agreement.

            "Sub-Servicing Fee": With respect to the Mortgage Loans, related Specially Serviced Loans and any related REO Serviced Loan, the fee payable to the Sub-Servicer pursuant to Section 3.01(c)(23) of this Agreement.

            "Sub-Servicing Fee Rate": With respect to each Mortgage Loan, the rate that corresponds to such Mortgage Loan set forth on Exhibit A attached hereto under the heading "Sub-Servicing Fee Rate."

            "Sub-Servicer Remittance Date": The second Business Day preceding such Distribution Date.

            "Sub-Servicer Reporting Date": The third Business Day preceding such Distribution Date (but in any event no sooner than the Business Day after the Determination Date).

                                   ARTICLE II

                  MASTER SERVICER'S ENGAGEMENT OF SUB-SERVICER
                      TO PERFORM SERVICING RESPONSIBILITIES

            Section 2.01 Contract for Servicing; Possession of Mortgage Loan Documents.

            The Master Servicer, by execution and delivery of this Agreement, does hereby contract with the Sub-Servicer, subject to the terms of this Agreement, for the servicing of the Mortgage Loans. On and after the Closing Date, the Sub-Servicer shall hold (for each Mortgage Loan serviced by the Sub-Servicer) any portion of the Servicing File (including without limitation, any original letter of credit to the extent such letter of credit has been delivered to the Sub-Servicer) or the Mortgage File in the possession of the Sub-Servicer in trust by the Sub-Servicer, on behalf of the Master Servicer for the benefit of the Trustee. The Sub-Servicer's possession of any portion of the Servicing File or the Mortgage File shall be at the will of the Master Servicer and the Trustee for the sole purpose of facilitating the servicing or the supervision of servicing of the related Mortgage Loan pursuant to this Agreement, and such retention and possession by the Sub-Servicer shall be in a custodial capacity only. Any portion of the Servicing File or the Mortgage File retained by the Sub-Servicer shall be identified to reflect clearly the ownership of the related Mortgage Loan by the Trustee. The Sub-Servicer shall release from its custody any Mortgage File retained by it only in accordance with this Agreement and the Pooling and Servicing Agreement.

            Section 2.02 Letters of Credit.

            Within twenty (20) days following the Closing Date, the Sub-Servicer shall provide to the Master Servicer a certification executed by a duly authorized officer of the Sub-Servicer, certifying to the Master Servicer as to the original letters of credit held by the Sub-Servicer, to the extent such letter of credit has been delivered to the Sub-Servicer, and identifying the letters of credit, the amounts of the letters of credit and the Mortgage Loans to which they relate, and provide a copy of any such letters of credit to the Master Servicer pursuant to Section 3.22(h) of the Pooling and Servicing Agreement.

            Within sixty (60) days after the Closing Date, the Sub-Servicer shall notify each provider of a Letter of Credit for any Mortgage Loan, and provide the Master Servicer with evidence thereof, that the Master Servicer, on behalf of the Trustee for the benefit of the Certificateholders, shall be the beneficiary under each such Letter of Credit, or if the beneficiary has not been changed, provide the Master Servicer with the notice sent to the Letter of Credit provider and cooperate with the reasonable direction of the Master Servicer to effectuate the transfer.

                                   ARTICLE III

                         SERVICING OF THE MORTGAGE LOANS

            Section 3.01 Sub-Servicer to Service.

            (a) The Sub-Servicer, as an independent contractor, shall service and administer pursuant to this Agreement on behalf of the Master Servicer and the Trustee in the best interests of and for the benefit of the Certificateholders, in accordance with any and all applicable laws and the terms of this Agreement and the Mortgage Loans and to the extent consistent with the foregoing with the Servicing Standard under the Pooling and Servicing Agreement. For the avoidance of doubt, the Sub-Servicer's obligations and rights under this Agreement are expressly limited to the Mortgage Loans which are sub-serviced by the Sub-Servicer as set forth in Exhibit A.

            (b) The Sub-Servicer shall perform, on behalf of the Master Servicer, all of the obligations of the Master Servicer (with respect to the Mortgage Loans subject to this Agreement) as set forth in those sections of the Pooling and Servicing Agreement incorporated herein pursuant to Section 3.01(c) of this Agreement (the "Incorporated Sections"), as modified by Section 3.01(c) of this Agreement, and the Master Servicer shall have the same rights with respect to the Sub-Servicer that the Trustee, the Depositor, the Underwriters, the Directing Certificateholder, the Rating Agencies, and the Certificateholders (including, without limitation, the right of the Special Servicer to direct the Master Servicer during certain periods) have with respect to the Master Servicer under the Pooling and Servicing Agreement to the extent that the Sub-Servicer is acting on behalf of the Master Servicer hereunder and except as otherwise set forth herein. Without limiting the foregoing, and subject to Section 3.21 of the Pooling and Servicing Agreement as modified herein, the Sub-Servicer shall service and administer all Mortgage Loans that are not Specially Serviced Loans; provided, however, that the Sub-Servicer shall, under instruction from the Special Servicer or the Master Servicer, continue to collect and apply payments (and provide notice to the Special Servicer of such payments), deliver certain statements and documents requested by the Special Servicer regarding information held by the Sub-Servicer and continue to cooperate with the Special Servicer and the Master Servicer by providing requested information regarding the servicing of all Mortgage Loans that are Specially Serviced Loans. All references herein to the respective duties of the Sub-Servicer and the Special Servicer, and to the areas in which they may exercise discretion, shall be subject to Section
3.21 and Section 3.22 of the Pooling and Servicing Agreement, as modified herein and to the Special Servicer's right to service all Specially Serviced Loans. Except as otherwise set forth below, for purposes of this Agreement, references to the Trustee, the Depositor, the Underwriters, the Rating Agencies, and the Certificateholders in the Incorporated Sections shall be deemed to be references to the Master Servicer hereunder and references to the Master Servicer in the Incorporated Sections shall be deemed to be references to the Sub-Servicer hereunder (such modification of the Incorporated Sections shall be referred to herein as the "References Modification"). For the avoidance of doubt, when a particular section of the Pooling and Servicing Agreement is incorporated herein, unless otherwise expressly stated, the duties of the Master Servicer under such section are incorporated herein to the Sub-Servicer (i.e. even if there is additional language in the related section regarding the duties of the Sub-Servicer).

            (c) The following sections or subsections of the Pooling and Servicing Agreement listed herein and only such sections or subsections, unless otherwise provided in this Section 3.01(c) of this Agreement, are hereby incorporated herein by reference as if fully set forth herein, and, for purposes of this Agreement, in addition to the References Modification, are hereby further modified as set forth below (and to avoid any doubt, any modification is limited to its specific terms and the section is otherwise fully incorporated herein without limitation):

            (1) Section 2.03(a). The Sub-Servicer shall promptly notify the Master Servicer upon becoming aware of any breach of the representations and warranties made by the related Mortgage Loan Seller in connection (but only in connection) with those Mortgage Loans that the Sub-Servicer is required to sub-service hereunder as set forth on Exhibit A attached hereto.

            (2) Sections 2.06(a), (b) and (c). References to the Special Servicer shall be deemed to be references to the Sub-Servicer. The Sub-Servicer represents and warrants that it is duly organized, validity existing and in good standing as a corporation under the laws of the State of Delaware. The Sub-Servicer represents and warrants that it is authorized to transact business in each state in which a Mortgaged Property is located, if and to the extent required by applicable law, where failure to qualify would have a material and adverse effect on the ability of the Sub-Servicer to perform its obligations hereunder.

            (3) Section 3.01(a), (b) and (c). The Sub-Servicer shall take all necessary action to continue all UCC Financing Statements (including all in-lieu continuations, as applicable) in favor of the originator of each Mortgage Loan or in favor of any assignee prior to the expiration of such UCC Financing Statements.

            (4) Sections 3.02(a) and (b). The Sub-Servicer shall send the notice regarding Balloon Payments required under Section 3.02 of the Pooling and Servicing Agreement with a copy to the Master Servicer.

            (5) Section 3.03(a). The creation of any Servicing Account shall be evidenced by a certification in the form of Exhibit E attached hereto and a copy of such certification shall be furnished to the Master Servicer upon the creation of and any transfer of the Servicing Account.

            (6) Section 3.03(b). Without limiting the generality of the obligations of the Sub-Servicer hereunder, the Sub-Servicer shall monitor and report to the Master Servicer on a quarterly basis starting for the quarter ending in September of 2007 on the 30th of the month following the end of each calendar quarter the information on each Mortgage Loan it services with respect to taxes, insurance premiums, assessments, ground rents and other similar items as required by, and in the form of, Exhibit D attached hereto. The Sub-Servicer shall not be obligated to make any Servicing Advances, except as described in the next following sentence. The Sub-Servicer shall give the Master Servicer not less than five (5) Business Days' notice before the date on which the Master Servicer is required to make any Servicing Advance with respect to any Mortgage Loan the Sub-Servicer services; provided, however, that, with respect to any Servicing Advance required to be made on an urgent or emergency basis such that the Sub-Servicer is unable to provide the Master Servicer with sufficient notice to enable the Master Servicer to make such Servicing Advance, the Sub-Servicer shall make such Servicing Advance and the Master Servicer shall reimburse the Sub-Servicer for such Servicing Advance within five (5) Business Days of receipt of written request therefor and interest thereon at the Reimbursement Rate. In addition, the Sub-Servicer shall provide the Master Servicer with such information in its possession as the Master Servicer may reasonably request to enable the Master Servicer to determine whether a requested Servicing Advance would constitute a Nonrecoverable Servicing Advance.

            (7) Section 3.03(d). The creation of any Reserve Account shall be evidenced by a certification in the form of Exhibit E attached hereto and a copy of such certification shall be furnished to the Master Servicer on or prior to the Closing Date and thereafter to the Master Servicer upon any transfer of the Reserve Account.

            (8) Section 3.03(e). The applicable Sub-Servicer shall request the written confirmations required by the first two sentences of Section 3.03(e). In the final two sentences of Section 3.03(e) the Sub-Servicer shall send the information required to be sent by the Master Servicer to the Special Servicer, with a copy to the Master Servicer.

            (9) Section 3.04(a). The Sub-Servicer shall establish a custodial account (the "Sub-Servicer Custodial Account"), meeting all of the requirements of the Certificate Account, and references to the Certificate Account shall be references to the Sub-Servicer Custodial Account. The creation of the Sub-Servicer Custodial Account shall be evidenced by a certification in the form of Exhibit E attached hereto and a copy of such certification shall be furnished to the Master Servicer on or prior to the Closing Date and thereafter to the Master Servicer upon any transfer of the Sub-Servicer Custodial Account. For purposes of the last paragraph of
      Section 3.04(a), the Master Servicer shall direct the Special Servicer to make payment of amounts referenced therein directly to the Sub-Servicer for deposit in the Sub-Servicer Custodial Account.

            (10) Section 3.04(b). References to the Certificate Account shall be references to the Sub-Servicer Custodial Account, references to the Distribution Account shall be references to the Certificate Account, references to Master Servicer Remittance Amount shall be references to Available Distribution Amount and references to the Master Servicer Remittance Date shall be references to the Sub-Servicer Remittance Date. Each remittance required to be made to the Master Servicer on the Sub-Servicer Remittance Date shall be made by wire transfer or such other form that provides for immediate delivery (with evidence of such delivery) and shall be made by 2:00 p.m. Charlotte, North Carolina Time on such date. Each month, by 2:00 p.m. Charlotte, North Carolina Time on the first Business Day after receipt of any Available Distribution Amount between the Sub-Servicer Remittance Date and the Distribution Date, the Sub-Servicer shall forward to the Master Servicer by wire transfer or such other form that provides for immediate delivery (with evidence of such delivery) the Available Distribution Amount for such date. Each month by 2:00 p.m. Charlotte, North Carolina Time, on the first Business Day after receipt of any amounts which constitute delinquent payments on the Mortgage Loans and any related late fees or penalty interest (excluding any amounts to which the Sub-Servicer is entitled to as compensation pursuant to Section 3.11 of the Pooling and Servicing Agreement as incorporated herein pursuant to Sections 3.01(c)(23), (24) and (38) of this Agreement) that the Sub-Servicer is not required to remit to the Master Servicer pursuant to the previous sentence, the Sub-Servicer shall forward to the Master Servicer by wire transfer all or such other form that provides for immediate delivery (with evidence of such delivery) such amounts collected by the Sub-Servicer and not previously remitted to the Master Servicer. Section 3.01(c)(39) of this Agreement sets forth certain reporting requirements with respect to such remittances. Subsections (i) and (iii) of the third paragraph of Section 3.04(b) of the Pooling and Servicing Agreement are not incorporated herein. If any check or other form of payment received by the Sub-Servicer with respect to the Mortgage Loans is returned for insufficient funds and the Sub-Servicer has previously remitted cash in the amount of such payment to the Master Servicer, the Master Servicer shall reimburse the Sub-Servicer for such amount within five (5) Business Days after the Master Servicer receives notification from the Sub-Servicer of such insufficient funds, and the Sub-Servicer has provided the Master Servicer with any requested information to identify such payment and sent a revised Collection Report to reflect such returned check.

            (11) Section 3.04(d). The Sub-Servicer shall only invest funds held in the Sub-Servicer Custodial Account in Permitted Investments. The Sub-Servicer shall give notice to the Master Servicer of the location of the Sub-Servicer Custodial Account as of the Closing Date and of the new location of the Sub-Servicer Custodial Account prior to any change thereof.

            (12) Section 3.04(e). The Sub-Servicer shall establish a custodial account (the "Sub-Servicer Whole Loan Custodial Account"), meeting all of the requirements of the Serviced Whole Loan Custodial Account, and references to the Serviced Whole Loan Custodial Account shall be references to the Sub-Servicer Whole Loan Custodial Account. The creation of the Sub-Servicer Whole Loan Custodial Account shall be evidenced by a certification in the form of Exhibit E attached hereto and a copy of such certification shall be furnished to the Master Servicer on or prior to the Closing Date and thereafter to the Master Servicer upon any transfer of the Sub-Servicer Whole Loan Custodial Account. For purposes of the second to last paragraph of Section 3.04(e), the Master Servicer shall direct each Special Servicer to make payment of amounts referenced therein directly to the Sub-Servicer for deposit in the Sub-Servicer Whole Loan Custodial Account. The Sub-Servicer shall only invest funds held in the Sub-Servicer Whole Loan Custodial Account in Permitted Investments. The Sub-Servicer shall give notice to the Master Servicer of the location of the Sub-Servicer Whole Loan Custodial Account as of the Closing Date and of the new location of the Sub-Servicer Whole Loan Custodial Account prior to any change thereof.

            (13) Section 3.05. Section 3.05 is not incorporated herein. The Sub-Servicer may, from time to time, make withdrawals from the Sub-Servicer Custodial Account for any of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

                  (i) to remit to the Master Servicer for deposit in the
            Certificate Account the amounts required to be so deposited pursuant to the first paragraph and clause (ii) of the third paragraph of
            Section 3.04(b) of the Pooling and Servicing Agreement and Section 3.01(c)(10) of this Agreement;

                  (ii) to pay to itself earned and unpaid Sub-Servicing Fees in accordance with Section 3.01(c)(23) of this Agreement and Section 3.11(a) of the Pooling and Servicing Agreement in respect of each Mortgage Loan and REO Serviced Loan, the Sub-Servicer's right to payment pursuant to this clause (ii) with respect to any Mortgage Loan or REO Serviced Loan being payable from, and limited to, amounts received on or in respect of such Mortgage Loan (whether in the form of payments, Liquidation Proceeds, Condemnation Proceeds or Insurance Proceeds) or such REO Serviced Loan (whether in the form of REO Revenues, Liquidation Proceeds or Insurance Proceeds) that are allocable as a recovery of interest thereon;

                  (iii) to pay to itself additional servicing compensation in accordance with Section 3.01(c)(24) of this Agreement and Section 3.11(b) of the Pooling and Servicing Agreement, including interest and investment income earned in respect of amounts held in its Sub-Servicer Custodial Account as provided in Section 3.01(c)(24) of this Agreement, but only to the extent of the Net Investment Earnings with respect to its Sub-Servicer Custodial Account for any Collection Period;

                  (iv) to clear and terminate its Sub-Servicer Custodial Account at the termination of this Agreement pursuant to Section 9.01 of the Pooling and Servicing Agreement, as modified herein; and

                  (v) any amounts deposited in the Sub-Servicer Custodial
            Account in error.

            The Sub-Servicer shall keep and maintain separate accounting records, on a loan-by-loan basis when appropriate, in connection with any withdrawal from its Sub-Servicer Custodial Account pursuant to clauses (ii) and (iii) above.

            The Sub-Servicer may, from time to time, make withdrawals from the Sub-Servicer Whole Loan Custodial Account for any of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

                  (i) to remit to the holder of any related Companion Loan amounts so required to be remitted to or pursuant to the related co-lender agreement and/or the Pooling and Servicing Agreement.

                  (ii) to the Master Servicer for deposit in the Certificate Account the amounts required to be so deposited pursuant to the first paragraph and clause (ii) of the third paragraph of Section 3.04(b) of the Pooling and Servicing Agreement and Section 3.10(c)(9) of this Agreement;

                  (iii) to pay to itself earned and unpaid Sub-Servicing Fees (which are the fees payable as compensation to the Sub-Servicer) in accordance with Section 3.01(c)(23) of this Agreement and Section 3.11(a) of the Pooling and Servicing Agreement in respect of the related Whole Loan and related REO Loans, the Sub-Servicer's right to payment pursuant to this clause (ii) with respect to the related Whole Loan and related REO Loan being payable from, and limited to, amounts received on or in respect of the related Whole Loan (whether in form of payments, Liquidation Proceeds or Insurance Proceeds) or such related REO Loan (whether in the form of REO Revenues, Liquidation Proceeds or Insurance Proceeds) that are allocable as a recovery of interest thereon;

                  (iv) to pay to itself additional servicing compensation in accordance with Section 3.01(c)(24) of this Agreement and Section 3.11(b) of the Pooling and Servicing Agreement, including interest and investment income earned in respect of amounts held in its Sub-Servicer Whole Loan Custodial Account as provided in Section 3.01(c)(24) of this Agreement, but only to the extent of the Net Investment Earnings with respect to its Sub-Servicer Whole Loan Custodial Account for any Due Period;

                  (v) to clear and terminate its Sub-Servicer Whole Loan Custodial Account at the termination of this Agreement pursuant to Section
      9.01 of the Pooling and Servicing Agreement, as modified herein; and

                  (vi) any amounts deposited in the Sub-Servicer Whole Loan Custodial Account in error.

            The Sub-Servicer shall keep and maintain separate accounting records, on a loan-by-loan basis when appropriate, in connection with any withdrawal from its Sub-Servicer Whole Loan Custodial Account pursuant to the immediately above clauses (ii) and (iii) above.

            (14) Sections 3.06(a), (c) and (d) are not incorporated herein. The Sub-Servicer may invest funds in its Sub-Servicer Custodial Account on the same terms as the Master Servicer may invest funds in the Certificate Account, and subject to the same restrictions and obligations regarding maturity dates, holding to maturity dates, gains, losses, possession of Permitted Investments and Permitted Investments payable on demand. Without limiting the generality of the foregoing, (A) any investment of funds in the Sub-Servicer Custodial Account shall be made in the name of the Trustee for the benefit of the Certificateholders (in its capacity as such) and (B) the Master Servicer, on behalf of the Trustee, shall (i) be the "entitlement holder" of any Permitted Investment that is a "security entitlement" and (ii) maintain "control" of any Permitted Investment that is either a "certificated security" or an "uncertificated security". For purposes of this Section 3.01(c)(14), the terms "entitlement holder," "security entitlement," "control," "certificated security" and "uncertificated security" shall have the meanings given such terms in
      Article 8 of the UCC, and "control" of any Permitted Investment by the Sub-Servicer shall constitute "control" by a Person designated by, and acting on behalf of, the Trustee for purposes of Article 8 of the UCC.

            (15) Section 3.06(b). References to the Certificate Account shall be references to the Sub-Servicer Custodial Account. References to the Trustee shall be inapplicable to the Sub-Servicer. References to the Special Servicer and the REO Account are inapplicable to the Sub-Servicer.

            (16) Section 3.07(a). References to the Certificate Account shall be references to the Sub-Servicer Custodial Account. All insurance policies caused to be maintained by the Sub-Servicer hereunder shall also name the Master Servicer as additional insured and loss payee; the Master Servicer shall designate in writing to the Sub-Servicer how its name shall appear. The Sub-Servicer may request the Master Servicer to pay the premiums for such insurance policies if payments from the Borrower are insufficient, and the Master Servicer shall make such premium payments as Servicing Advances pursuant to Section 3.03(a) of the Pooling and Servicing Agreement. Without limiting the generality of the obligations of the Sub-Servicer hereunder, the Sub-Servicer shall monitor and report to the Master Servicer on a quarterly basis starting for the quarter ending in September of 2007 on the 30th of the month following the end of each calendar quarter on the status of insurance policies and monitor the information relating to the Mortgage Loans as required by, and in the form of, Exhibit D attached hereto, pursuant to Section 3.01(c)(39) of this Agreement. The Master Servicer shall remain responsible for any consultation with the Special Servicer relating to any determination whether the related Mortgage Loan documents permit the lender to require the Mortgagor to maintain insurance policies covering some or all of the risks contained in the Additional Exclusions, and the Sub-Servicer shall reasonably cooperate with the Master Servicer in connection therewith.

            (17) Section 3.07(b). References to the Certificate Account shall be references to the Sub-Servicer Custodial Account.

            (18) Sections 3.07(c). The fidelity bond and errors and omissions insurance policies required hereunder shall also name the Master Servicer as additional insured; the Master Servicer shall designate in writing to the Sub-Servicer how its name shall appear. The Sub-Servicer shall provide a certificate of insurance to the Master Servicer evidencing fidelity bond and insurance coverage required hereunder on or before March 31 of each year, beginning March 31, 2008.

            (19) Section 3.08. Section 3.08 is incorporated herein with the following modifications. The Sub-Servicer shall forward an assumption/transfer package (including without limitation, materials including case analysis and written recommendation)to the Master Servicer, and the Sub-Servicer shall not permit an assumption of the Mortgage Loans or subordinate financing without the prior written consent of the Master Servicer. The Master Servicer shall forward any such package that requires the consent of the Special Servicer and/or the Rating Agencies promptly to the Special Servicer, Directing Certificateholder and/or the Rating Agencies, as the case may be, but in any event within ten (10) Business Days of its initial receipt from the Sub-Servicer. The Master Servicer shall notify the Sub-Servicer in writing if it determines that such assumption/transfer documentation package is incomplete (and what items are needed to complete the assumption/transfer documentation package) within five (5) Business Days from its initial receipt of an assumption/transfer documentation package relating to a Mortgage Loan not requiring Rating Agency, Directing Certificateholder or Special Servicer's review, and as promptly as reasonably possible if such assumption/transfer documentation package relating to the Mortgage Loans requiring Rating Agency, Directing Certificateholder or Special Servicer review is found by the Rating Agencies, Directing Certificateholder and/or the Special Servicer to be incomplete. The Sub-Servicer agrees to cooperate with the Special Servicer, Directing Certificateholder and/or the Rating Agencies, as the case may be, to provide to each of them, the information that each of them may request pursuant to Section 3.08 of the Pooling and Servicing Agreement in connection with their consent and/or review. The Master Servicer shall notify the Sub-Servicer in writing of its decision to consent (or withhold consent) to an assumption within fifteen (15) Business Days from receipt of a complete assumption/transfer documentation package from the Sub-Servicer on the Mortgage Loans not requiring Rating Agency, Directing Certificateholder or Special Servicer review, and as promptly as reasonably possible on the Mortgage Loans requiring Rating Agency, Directing Certificateholder or Special Servicer review.

            (20) [Reserved].

            (21) Section 3.09(c) is incorporated herein. To the extent that the Sub-Servicer is performing any function under this Agreement with respect to a Mortgage Loan that is a Specially Serviced Loan, the Sub-Servicer shall take no action that would cause the Trustee to initiate foreclosure proceedings, obtain title to a Mortgaged Property by foreclosure, deed in lieu of foreclosure or otherwise, or take any other action with respect to any Mortgaged Property, if, as a result of any such action, the Trustee, on behalf of the Certificateholders, could, in the reasonable, good faith judgment of the Special Servicer, exercised in accordance with the Servicing Standard, be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of CERCLA or any comparable law.

            (22) Section 3.10. References to the Certificate Account shall be references to the Sub-Servicer Custodial Account. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Sub-Servicer Custodial Account. To the extent that the Sub-Servicer corresponds with the Trustee the Sub-Servicer shall promptly remit to the Master Servicer copies of all written communications between it and the Trustee with respect to the Mortgage Loans. It is acknowledged and agreed that unless otherwise directed by the Master Servicer, the Sub-Servicer shall only interact with the Master Servicer under Section 3.10 of the Pooling and Servicing Agreement.

            (23) Section 3.11(a). References to the Master Servicing Fee shall be references to the Sub-Servicing Fee and references to the Master Servicing Fee Rate shall be references to the Sub-Servicing Fee Rate.

            (24) Section 3.11(b). All references to the Investment Accounts shall be references to the Sub-Servicer Custodial Account, the Sub-Servicer Whole Loan Custodial Account, Escrow Accounts and Reserve Accounts maintained by the Sub-Servicer. Any late payment or other fees (including Default Interest) paid in respect of a delinquent loan to which the Master Servicer is entitled under the Pooling and Servicing Agreement (other than as payment of interest on Advances) shall be paid to the applicable Sub-Servicer. The Sub-Servicer and the Master Servicer shall each be allocated 50% of any modification fees, assumption fees, application fees, consent fees or other fees or charges in connection with an assumption, modification or consent request, collected with respect to the Mortgage Loans to the extent that the Master Servicer is entitled to such fees or charges under the Pooling and Servicing Agreement.

            (25) Section 3.11(d). To the extent the amounts described in Section 3.11(d)(ii) of the Pooling and Servicing Agreement are collected by the Sub-Servicer, the Sub-Servicer shall promptly pay such amounts to the Master Servicer.

            (26) Sections 3.12(a) and (b). The Sub-Servicer shall promptly (but in no event later than twenty-five (25) days after the related inspection or collection, as applicable) forward to the Master Servicer an electronic copy of all inspection reports received by the Sub-Servicer including digital copies of any photographs included therein and all operating statements and rent rolls collected by the Sub-Servicer. The Sub-Servicer in connection with the reports that it prepares in connection with Section 3.12(a) and (b)of the Pooling and Servicing Agreement will afford the Master Servicer reasonable cooperation by providing such information as the Master Servicer may request in connection with the Master Servicer's responsibilities in Section 3.12(a) and (b) of the Pooling and Servicing Agreement. The Sub-Servicer shall prepare the CMSA Operating Statement and Analysis Report and the CMSA NOI Adjustment Worksheet in the standard CMSA format and deliver them electronically to the Master Servicer.

            (27) [Reserved].

            (28) [Reserved].

            (29) Section 3.15. With respect to the Mortgage Loans serviced hereunder, the Sub-Servicer shall fulfill all of the obligations of the Master Servicer required pursuant to Section 3.15 and Section 6.05 of the Pooling and Servicing Agreement as if the Sub-Servicer were the Master Servicer thereunder; provided, however, that the Sub-Servicer shall not be required to make available information or reports prepared by or entered into by the Special Servicer to the extent such information and reports are not in the possession of the Sub-Servicer. Upon reasonable prior notice, the Sub-Servicer shall provide to the Master Servicer access to its books and records related to the servicing of the Mortgage Loans serviced hereunder (including, at the option of the Master Servicer, an on-site review).

            (30) Sections 3.19(a), (b), (c), (f), (g), (h), (i) and (j).
      References in the last sentence of the first paragraph of Section 3.19(a) to the "Master Servicer" and the "Special Servicer" shall remain the Master Servicer and Special Servicer, respectively. Section 3.19(b) shall be inapplicable to the Sub-Servicer. With respect to Section 3.19(b), the Master Servicer shall provide to the Sub-Servicer any report prepared by the Special Servicer with respect to a related Companion Loan to the extent that such report then in the actual possession of the Master Servicer.

            As to Section 3.19(c), the Sub-Servicer shall deliver Appraisals to the Master Servicer which are obtained with respect to any Mortgaged Property or REO Property; in addition, the Sub-Servicer shall deliver copies of the environmental and engineering reports referenced in this subsection (c) as otherwise directed by the Master Servicer to designated Persons.

            As to Section 3.19(f), without the consent of the Master Servicer, the Sub-Servicer shall not consent to any Principal Prepayment, partially or in its entirety, if the Mortgagor would be prohibited from making such Principal Prepayment without such consent.

            Section 3.19(g) shall be deemed modified to not allow any action by the Sub-Servicer thereunder without the prior written consent of the Master Servicer.

            As to Section 3.19(h), the Sub-Servicer shall send written notice to each Borrower to the effect that, if applicable, the Master Servicer, the Sub-Servicer and/or the Trustee have been appointed as the "designee" of the lender under any related Lock-Box Account.

            As to Section 3.19(i), the Sub-Servicer shall promptly forward all requests for Principal Prepayments to the Master Servicer, along with a payoff statement (with respect to each Principal Prepayment request) setting forth the amount of the necessary Principal Prepayment and Prepayment Premiums calculated by the Sub-Servicer.

            As to Section 3.19(j), the Sub-Servicer shall forward a copy of any notice required by Section 3.19(j) to the Master Servicer.

            (31) Section 3.19(e). Section 3.19(e) of the Pooling and Servicing Agreement is incorporated herein with the following modifications. References to Maser Servicer Remittance Amount shall be references to Available Distribution Amount. The Sub-Servicer shall deliver the Compensating Interest Payment called for in Section 3.19(e) of the Pooling and Servicing Agreement on the Sub-Servicer Remittance Date in an amount equal to the sum of (i) the lesser of (A) the aggregate amount of Prepayment Interest Shortfalls, if any, incurred in connection with Principal Prepayments received in respect of those Mortgage Loans serviced by the Sub-Servicer under this Agreement (other than Mortgage Loans that are Specially Serviced Loans or Defaulted Loans and other than shortfalls arising in connection with the payment of insurance proceeds or condemnation proceeds) during the most recently ended Collection Period, and (B) the aggregate of (1) that portion of its Sub-Servicing Fees for the related Collection Period that is, in the case of each and every Mortgage Loan serviced by the Sub-Servicer under this Agreement for which such Sub-Servicing Fees are being paid in such Collection Period, calculated at 0.01% per annum, and (2) all Prepayment Interest Excesses received in respect of those Mortgage Loans serviced by the Sub-Servicer under this Agreement during the most recently ended Collection Period, plus (ii) in the event that any Principal Prepayment was received on the last Business Day of the second most recently ended Collection Period, but for any reason was not included as part of the Available Distribution Amount for the preceding Master Servicer Remittance Date (other than because of application of the subject Principal Prepayment in accordance with Section 3.05(a) for another purpose), the total of all interest and other income accrued or earned on the amount of such Principal Prepayment while it is on deposit in the Sub-Servicer Custodial Account. Notwithstanding the foregoing, the Sub-Servicer shall have no obligation to deposit any Prepayment Interest Shortfall with respect to any Principal Prepayment for which the Master Servicer or the Special Servicer waived the requirement under the related Mortgage or the related Mortgage Note that the Mortgagor pay interest through and including the first Due Date following the date of the Principal Prepayment.

            (32) Section 3.20. Except as set provided below with respect to
      Section 3.20(g) of the Pooling and Servicing Agreement, the Sub-Servicer will not permit a modification, waiver or amendment with respect to the Mortgage Loans except with the written consent of the Master Servicer which consent will be deemed granted if the Master Servicer does not respond to the Sub-Servicer's request (such request to include such appropriate written materials including case analysis and written recommendations) for such consent within ten (10) Business Days of the request of the Sub-Servicer. The Master Servicer shall forward any such package that requires the consent of the Special Servicer, Directing Certificateholder and/or Rating Agencies promptly to the Special Servicer, Directing Certificateholder and/or Rating Agencies, as the case may be, but in any event within ten (10) Business Days of its initial receipt from the Sub-Servicer. With respect to Section 3.20(g) of the Pooling and Servicing Agreement, the Sub-Servicer shall be permitted to process without the consent of the Master Servicer those tasks referenced in clauses (i) and (iii) of Section 3.20(g). With respect to clause (ii), the Sub-Servicer shall submit the related action to the Master Servicer. With respect to clause (iv) the Sub-Servicer shall process without the consent of the Master Servicer other routine leasing approvals, including the granting of subordination, non-disturbance and attornment agreements, with respect to leases (A) where the related lease constitutes lesser than the less of (x) 10% of the total square footage of the related Mortgaged Property and (y) 15,000 total square feet, (B) that would be considered "at market rates" (i.e. the space is being leased at rates which are not materially above or materially below the rates that would be offered by similarly situated properties where the Mortgaged Property is located in the reasonable judgment of a commercially prudent commercial mortgage loan servicer) and (C) that are not ground leases

            (33) Section 3.21(a). The Sub-Servicer shall immediately notify the Master Servicer of any event or circumstance that the Sub-Servicer deems to constitute a Servicing Transfer Event with respect to any Mortgage Loan. The determination as to whether a Servicing Transfer Event has occurred shall be made by the Master Servicer or the Special Servicer. For avoidance of doubt, the Master Servicer shall be responsible for providing notification of transfer to the Special Servicer, as required under the Pooling and Servicing Agreement. Upon receipt by the Master Servicer of notice from the Special Servicer that a Specially Serviced Loan has become a Corrected Mortgage Loan, the Master Servicer shall promptly give the Sub-Servicer notice thereof and the obligation of the Sub-Servicer to service and administer such Mortgage Loan shall resume, and the Master Servicer shall reasonably cooperate with the Sub-Servicer to permit the Sub-Servicer to resume its duties and obligations hereunder. The Sub-Servicer shall continue to accrue its Sub-Servicing Fee with respect to any Mortgage Loan that has become a Specially Serviced Loan.

            (34) Section 3.22. References to the Master Servicer shall not be deemed to be references to the Sub-Servicer for purposes of Section 3.22. Each and every one of the terms and conditions of Section 3.22 shall be enforceable against the Sub-Servicer in accordance with the terms thereof and each requirement for a Sub-Servicing Agreement set forth in Section
      3.22 is hereby incorporated into the Agreement. To the extent necessary for the Sub-Servicer to comply with applicable laws, or if otherwise consented to by the Master Servicer, the Sub-Servicer may enter into any sub-servicing agreement with another subservicer that would permit such subservicer to perform any or all of the Sub-Servicer's servicing responsibilities under this Agreement. Notwithstanding any sub-servicing agreement, the Sub-Servicer shall remain obligated and primarily liable to the Master Servicer for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreement to the same extent and under the same terms and conditions as if the Sub-Servicer were servicing the Mortgage Loans alone.

            (35) Section 3.24. In accordance with such section, the Sub-Servicer may disseminate general statistical information relating to the mortgage loan portfolio being serviced by the Sub-Servicer (including the related Mortgage Loans) so long as the Sub-Servicer does not identify the related Mortgagors.

            (36) Section 3.25. Section 3.25 is incorporated.

            (37) Section 3.26. The Master Servicer will process all defeasance requests and any defeasance of a Mortgage Loan. The Sub-Servicer will forward any request for defeasance to the Master Servicer within three (3) Business Days. Notwithstanding the foregoing, the Sub-Servicer shall interact and have contact with the related Mortgagor but shall use counsel in connection with any defeasance approved by the Master Servicer.

            (38) Section 3.27. The Sub-Servicer shall initially retain all Default Charges collected in connection with the Mortgage Loans. The Master Servicer shall notify the Sub-Servicer in a commercially practicable period of the calculation and the amount of Default Charges (if any) required to be disbursed pursuant to Section 3.27(a) of the Pooling and Servicing Agreement with respect to the Mortgage Loans, and the Sub-Servicer shall remit such amount to the extent that it has actually collected such amount to the Master Servicer within two (2) Business Days of the Master Servicer's notice to remit. If the Sub-Servicer fails to remit such Default Charges in the time period referenced in the preceding sentence for reasons other than failure by the related Borrower to pay such amounts, the Sub-Servicer will be required to remit such Default Charges as received on a going forward basis thereafter.

            (39) Section 4.02(b) is not incorporated herein. The Sub-Servicer shall deliver to the Master Servicer by electronic transmission in a format designated by the Master Servicer (with a hard copy upon request and not later than the Business Day following such request):

      a. not later than 1:00 p.m. Charlotte, North Carolina Time on the Sub-Servicer Reporting Date, the Collection Report, the CMSA Loan Periodic Update File, the CMSA Property File and the CMSA Delinquent Loan Status Report, the CMSA Comparative Financial Statement Report, the CMSA Servicer Watch List Report, the CMSA Loan Level Reserve-LOC Report and the CMSA Financial File, each providing the required information as of the related Determination Date;

      b. not later than 1:00 p.m., Charlotte, North Carolina Time on the Sub-Servicer Reporting Date in July (for the months of January through June) and January (for the months of July through December) of each year, the information on the Mortgage Loans, including without limitation information regarding UCC Financing Statements, taxes, insurance premiums and ground rents, on a semi-annual basis starting for the period ending in December 2007, in the form of Exhibit H attached hereto.

            The Sub-Servicer shall reasonably cooperate with the Master Servicer in providing information needed to establish the CMSA Loan Set-up File.

            Additionally, within thirty (30) days of the Closing Date on a quarterly basis starting for the quarter ending in September of 2007 on the 30th of the month following the end of each calendar quarter, the Sub-Servicer shall provide all information and reports to the Master Servicer set forth in Exhibit D in connection with the Mortgage Loans sub-serviced by it under this Agreement.

            The Sub-Servicer shall deliver to the Master Servicer on the third day of each month, unless such date is not a Business Day then in such case, no later than one Business Day prior to the Determination Date, by 3:00 p.m. Charlotte, North Carolina Time by electronic transmission in a format designated by the Master Servicer (with a hard copy upon request and not later than the fourth day of each month), a remittance report containing scheduled balance information for each Mortgage Loan reflecting the scheduled Periodic Payment for such month in the form of Exhibit F attached hereto. In addition, on each day that the Sub-Servicer forwards to the Master Servicer any funds pursuant to
Section 3.01(c)(10) of this Agreement, the Sub-Servicer shall deliver to the Master Servicer by electronic transmission in a format designated by the Master Servicer a report of the nature of such remittance in the form of Exhibit F attached hereto. The Sub-Servicer shall also prepare and deliver to the Master Servicer a reconciliation of all collection accounts and servicing accounts for the calendar month preceding each Determination Date, together with a copy of the related bank statement within twenty-five (25) days after such Determination Date.

            (40) [Reserved]

            (41) Section 11.01. In the second sentence of Section 11.01 of the Pooling and Servicing Agreement, references to the Depositor and the Master Servicer shall remain references to each of them. The Sub-Servicer shall provide any and all good faith cooperation with the Master Servicer and/or the Depositor to enable them to comply with Regulation AB. For the avoidance of doubt, the parties hereto acknowledge that the Sub-Servicer constitutes a Servicing Function Participant and an Additional Servicer under the Pooling and Servicing Agreement. For the avoidance of doubt, the Sub-Servicer acknowledges and agrees that it shall perform each and every obligation of an Additional Servicer and/or a Servicing Function Participant in the manner and the time frames set forth in the Pooling and Servicing Agreement.

            (42) Section 11.02. Is incorporated herein.

            (43) Section 11.03 is not incorporated herein. The Sub-Servicer shall provide any and all good faith cooperation to the Master Servicer to enable the Master Servicer to comply with Section 11.03 of the Pooling and Servicing Agreement, and the Master Servicer shall provide such direction and notice as may be reasonably required under the circumstances to enable the Sub-Servicer to provide such cooperation.

            (44) Section 11.04 is not incorporated herein. The Sub-Servicer shall reasonably cooperate with the Master Servicer to enable the Master Servicer to fulfill all of the obligations of the Master Servicer under
      Section 11.04 of the Pooling and Servicing Agreement (including, without limitation, the preparation of the Additional Form 10-D Disclosure) and the Master Servicer shall provide such direction and notice as may be reasonably required under the circumstances to enable the Sub-Servicer to provide such cooperation.

            (45) Section 11.05. The Sub-Servicer shall provide all the reports required of a Sub-Servicer, Additional Servicer and/or Servicing Function Participant under Section 11.05 of the Pooling and Servicing Agreement. The Sub-Servicer shall reasonably cooperate with the Master Servicer to enable the Master Servicer to provide any Additional Form 10-K Disclosure and the Master Servicer shall provide such direction and notice as may be reasonably required under the circumstances to enable the Sub-Servicer to provide such cooperation. To the extent that a responsible officer of the Sub-Servicer has actual knowledge of any information that would constitute Additional Form 10-K Disclosure, the Sub-Servicer shall provide such information to the Trustee with a copy to the Master Servicer no later than three (3) Business Days prior to the date when such information is required to be provided by the Master Servicer under the Pooling and Servicing Agreement. The Sub-Servicer hereby acknowledges that the purpose of Section 11.05 of the Pooling Agreement is to facilitate the compliance by the Depositor with Regulation AB.

            (46) Section 11.06 is incorporated herein. So long as the Master Servicer is obligated under Section 11.06 of the Pooling and Servicing Agreement to provide a Performance Certification, the Sub-Servicer covenants to provide a backup certification to the Master Servicer in the form set forth on Exhibit G hereto, which shall contain certifications substantially similar to any certification required to be delivered to by the Master Servicer pursuant to Section 11.06 of the Pooling and Servicing Agreement and shall provide such further information and assistance as may be reasonably required to cooperate with the Master Servicer in complying with the requirements of Section 11.06 of the Pooling and Servicing Agreement and the Master Servicer shall provide such direction and notice as may be reasonably required under the circumstances to enable the Sub-Servicer to provide such cooperation. This certification may be relied upon by the Master Servicer in performing its obligations under Section
      11.06 of the Pooling and Servicing Agreement but may not be otherwise used, circulated, or relied upon by any person other than the parties set forth in Section 11.06 of the Pooling and Servicing Agreement.

            (47) Section 11.07. The Sub-Servicer shall promptly notify the Master Servicer to the extent that a responsible officer of the Sub-Servicer has actual knowledge of any Reportable Event. The Sub-Servicer shall reasonably cooperate with the Master Servicer to enable the Master Servicer to fulfill its obligations under Section 11.07 of the Pooling and Servicing Agreement (including without limitation, the preparation of Form 8-K Disclosure Information and consultation with the Master Servicer with respect to any Reportable Event), and the Master Servicer shall provide such direction and notice as may be reasonably required under the circumstances to enable the Sub-Servicer to provide such cooperation.

            (48) Section 11.09. The Sub-Servicer shall reasonably cooperate with the Master Servicer to enable the Master Servicer to fulfill all of the obligations of the Master Servicer under Section 11.09 of the Pooling and Servicing Agreement, and the Master Servicer shall provide such direction and notice as may be reasonably required under the circumstances to enable the Sub-Servicer to provide such cooperation. The Sub-Servicer shall provide to the Master Servicer and the other parties to the Pooling and Servicing Agreement the reports and other information called for in the Pooling and Servicing Agreement no later than March 10th of each year commencing in 2008 except in any year pursuant to which the Trust is not subject to the reporting requirements of the Exchange Act in which case such reports shall be delivered five (5) Business Days prior to the date that the Master Servicer must deliver such information and/or reports under the Pooling and Serving Agreement.

            (49) Section 11.10. The Sub-Servicer shall reasonably cooperate with the Master Servicer to enable the Master Servicer to fulfill all of the obligations of the Master Servicer under Section 11.10 of the Pooling and Servicing Agreement, and the Master Servicer shall provide such direction and notice as may be reasonably required under the circumstances to enable the Sub-Servicer to provide such cooperation. The Sub-Servicer shall provide to the parties set forth in Section 11.11 of the Pooling and Servicing Agreement all the reports required of a Sub-Servicer and/or a Reporting Servicer under Section 11.10 of the Pooling and Servicing Agreement on or before March 10 of each year commencing 2008 except in any year pursuant to which the Trust is not subject to the reporting requirements of the Exchange Act in which case such reports shall be delivered five (5) Business Days prior to the date that the Master Servicer must deliver such information and/or reports under the Pooling and Serving Agreement.

            (50) Section 11.11. The accountant's report referenced in Section
      11.11 of the Pooling and Servicing Agreement shall be delivered by the Sub-Servicer (without regarding whether the Sub-Servicer is a Servicing Function Participant) by March 10th of each year, beginning March 2008, except with respect to years in which Trust is not subject to the reporting requirements of the Exchange Act in which case such information and/or reports shall be delivered to the Master Servicer five (5) Business Days prior to the date that the Master Servicer must deliver such information and/or reports under the Pooling and Servicing Agreement. The report shall be delivered to all the parties specified in Section 11.11 of the Pooling and Servicing Agreement, and if the Sub-Servicer is not a Servicing Function Participant, such report shall be delivered only to the Master Servicer.

            (51) Section 11.12. References to the Servicing Function Participant shall be references to the Sub-Servicer. References to each of the Trustee, the Master Servicer and the Special Servicer shall remain a reference to each such party.

            Section 3.02 Merger or Consolidation of the Sub-Servicer.

            The Sub-Servicer shall keep in full effect its existence, rights and franchises as a limited partnership, limited liability company or corporation under the laws of the state of its organization or, as applicable, a national banking association under the laws of the United States of America.

            Any Person into which the Sub-Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Sub-Servicer shall be a party, or any Person succeeding to the business of the Sub-Servicer, shall be the successor of the Sub-Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person (i) must be a company whose business includes the origination or servicing of mortgage loans and shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated (unless such authorization is not required), (ii) must be reasonably acceptable to the Master Servicer, and (iii) shall assume in writing the obligations of the Sub-Servicer under this Agreement.

            Section 3.03 Limitation on Liability of the Sub-Servicer and Others.

            Neither the Sub-Servicer nor any of the officers, employees or agents of the Sub-Servicer shall be under any liability to the Master Servicer for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Sub-Servicer or any such person against liability to the Master Servicer for any breach of a representation or warranty made herein, or failure to perform its obligations in strict compliance with the servicing standards, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement, or against any expense or liability specifically required to be borne by such party without right of reimbursement pursuant to the terms hereof, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith, or negligence in the performance of obligations or duties hereunder. The Sub-Servicer and any officer, employee or agent of the Sub-Servicer may rely in good faith on any document of any kind, prima facie, properly executed and submitted by any Person respecting any matters arising hereunder. The Sub-Servicer shall not be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its duties under this Agreement and (a) it is specifically required to bear the costs of such legal action or (b) in its opinion does not involve it in any ultimate expense or liability; provided, however, that the Sub-Servicer may, with the consent of the Master Servicer, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Master Servicer will be liable and the Sub-Servicer shall be entitled to be reimbursed therefor from the Master Servicer upon written demand.

            Section 3.04 Sub-Servicer's Resignation.

            The Sub-Servicer may resign from the obligations and duties hereby imposed on it at any time with thirty (30) days written notice to the Master Servicer.

            Section 3.05 No Transfer or Assignment of Servicing.

            With respect to the responsibility of the Sub-Servicer to service the Mortgage Loans hereunder, the Sub-Servicer acknowledges that the Master Servicer has acted in reliance upon the Sub-Servicer's independent status, the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Subject to Section 3.01(c)(34) of this Agreement, without in any way limiting the generality of this Section 3.05, the Sub-Servicer shall neither assign nor transfer this Agreement or the servicing hereunder nor delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Master Servicer, which consent will not be unreasonably withheld or delayed. For the avoidance of doubt, nothing in this Section 3.05 shall prohibit the Sub-Servicer from utilizing vendors and/or sub-contractors on the terms and conditions set forth in this Agreement.

            Section 3.06 Indemnification.

            The Master Servicer and the Sub-Servicer each agrees to and hereby does indemnify and hold harmless the Master Servicer, in the case of the Sub-Servicer, and the Sub-Servicer, in the case of the Master Servicer (including any of their partners, directors, officers, employees or agents) from and against any and all liability, claim, loss, out-of-pocket cost (including reasonable attorneys' fees), penalty, expense or damage of the Master Servicer, in the case of the Sub-Servicer (including without limitation any failure by the Sub-Servicer to comply with Regulation AB, and the Sub-Servicer, in the case of the Master Servicer (including any of their partners, directors, officers, employees or agents) resulting from (i) any breach by the indemnitor of a representation or warranty made by it herein or (ii) any willful misfeasance, bad faith or negligence by the indemnitor in the performance of its obligations or duties hereunder or by reason of reckless disregard of such obligations and duties. Each indemnified party hereunder shall give prompt written notice to the indemnitor of matters which may give rise to the liability of such indemnitor hereunder; provided, however, that failure to give such notice shall not relieve the indemnitor of any liability except to the extent of actual prejudice. To the extent the Master Servicer is entitled to indemnification from the Trust for any claim, legal action, investigation or proceeding giving rise to an indemnification obligation to the Sub-Servicer, the Master Servicer will be obligated to indemnify the Sub-Servicer only as, when and to the extent, indemnified by the Trust. This Section 3.06 shall survive the termination of this Agreement and the termination or resignation of the Master Servicer or the Sub-Servicer. The Master Servicer shall use its good faith and commercially reasonable efforts to enforce it rights of indemnification as they pertain to the Sub-Servicer under the Pooling and Servicing Agreement.

            Section 3.07 Companion Loans.

            Notwithstanding anything contained in this Agreement to the contrary, the Sub-Servicer shall perform all of the remittance, reporting and correspondence duties allocated to the Master Servicer under the Pooling and Servicing Agreement (including without limitation, Section 3.27, Section 3.28 and Section 3.29 thereof) (and related intercreditor agreement, co-lender agreement or similar agreement) with respect to a Companion Loan related to a Mortgage Loan in the related manner and time frames called for therein. In connection with any remittances to an applicable holder of a Companion Loan(or its designee), the Sub-Servicer shall promptly provide written notice to the Servicer and shall promptly send to the Master Servicer a copy of any written correspondence sent to the related holder of the Companion Loan. To the extent not inconsistent with its duties under the Pooling and Servicing Agreement, the Master Servicer shall reasonably cooperate with the Sub-Servicer in corresponding or otherwise dealing with such holder(s), including to enforce any rights or remedies or otherwise pursue any payment obligation under the related co-lender agreement(s).

            Section 3.08 Limited Advancing Obligations.

            For the avoidance of doubt, other than as set forth in Section 3.01(c)(6) of this Agreement the Sub-Servicer shall have no obligations to make any Advance.

                                   ARTICLE IV

                                     DEFAULT

            Section 4.01 Events of Default.

            "Event of Default", wherever used herein, unless the context otherwise requires, means any one of the following events:

            (a) any failure by the Sub-Servicer to deposit into the Sub-Servicer Custodial Account, the Sub-Servicer Whole Loan Custodial Account, any Servicing Account, any REO Account or any Reserve Account that continues unremedied for three Business Days following the date on which such deposit was first required to be made, or to deposit into, or to remit to the Master Servicer for deposit into the Certificate Account on the dates and at the times required by this Agreement, any amount required to be so deposited or remitted under this Agreement; or

            (b) any failure on the part of the Sub-Servicer to observe or perform its obligations and duties in accordance with Section 3.07 of the Pooling and Servicing Agreement; or

            (c) any failure on the part of the Sub-Servicer to (a) timely provide to the Master Servicer the information called for on Exhibit D attached hereto as required by Section 3.01(c)(39) of this Agreement, to the extent the obtaining of such information which is a part of such report is within the Sub-Servicer's control and such failure remains uncured for five (5) Business Days after the Sub-Servicer has received written notice from the Master Servicer of such failure, (b) timely provide to the Master Servicer the Collection Report and such failure continues unremedied for one (1) Business Day after notice; provided that if the failure of the Sub-Servicer to provide the Master Servicer the Collection Report was the result of any act of force majeure or other act beyond the control of Sub-Servicer, no Event of Default will result, or (c) in any way comply with Section 3.01(c)(41) through Section 3.01(c)(51) of this Agreement; or

            (d) the Sub-Servicer shall fail two times in one year after notice by the Master Servicer which is not remedied by the end of the related Business Day to timely provide to the Master Servicer any report required by this Agreement to be provided to the Master Servicer, to the extent the obtaining of such information which is a part of such report is within the Sub-Servicer's control, provided that if any such failure was the result of any act of force majeure or other act beyond the control of the Sub-Servicer no Event of Default will result; or

            (e) any failure on the part of the Sub-Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Sub-Servicer contained in this Agreement which continues unremedied for a period of thirty (30) days (ten (10) days in the case of payment of insurance premiums) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Sub-Servicer by the Master Servicer; or

            (f) any breach on the part of the Sub-Servicer of any representation or warranty contained in Section 2.06(a) of the Pooling and Servicing Agreement as modified by Section 3.01(c)(2) of this Agreement (as well as the References Modification) which materially and adversely affects the interests of the Master Servicer or any Class of Certificateholders and which continues unremedied for a period of thirty (30) days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Sub-Servicer by the Master Servicer; or

            (g) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Sub-Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

            (h) the Sub-Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Sub-Servicer or of or relating to all or substantially all of its property; or

            (i) the Sub-Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

            (j) the Sub-Servicer receives actual knowledge that (i) any Rating Agency has qualified, downgraded or withdrawn its rating or ratings on one or more Classes of Certificates, or (ii) that any Rating Agency has placed one or more Classes of Certificates on "rating watch negative" in contemplation of a rating downgrade or withdrawal (and such "rating watch negative" placement shall not have been withdrawn by any Rating Agency within sixty (60) days of the date the Sub-Servicer obtained such actual knowledge), in the case of either of clauses (i) or (ii), citing servicing concerns with the Sub-Servicer as the sole or material factor in such action; or

            (k) [Reserved]; or

            (l) [Reserved]; or

            (m) the Sub-Servicer shall assign or transfer or attempt to assign or transfer all or part of its rights and obligations hereunder except as permitted by this Agreement.

            If any Event of Default shall occur and be continuing, then, and in each and every such case, so long as such Event of Default shall not have been remedied within any applicable cure period, the Master Servicer may terminate, by notice in writing to the Sub-Servicer, all of the rights and obligations of the Sub-Servicer as the Sub-Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. From and after the receipt by the Sub-Servicer of such written notice, all authority and power of the Sub-Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer pursuant to and under this Section, and, without limitation, the Master Servicer is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Sub-Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Sub-Servicer agrees that if it is terminated pursuant to this Section, it shall promptly (and in any event no later than five (5) Business Days subsequent to its receipt of the notice of termination) provide the Master Servicer with all documents and records (including, without limitation, those in electronic form) requested by it to enable it to assume the Sub-Servicer's functions hereunder, and shall cooperate with the Master Servicer in effecting the termination of the Sub-Servicer's responsibilities and rights hereunder and the assumption by a successor of the Sub-Servicer's obligations hereunder, including, without limitation, the transfer within one Business Day to the Master Servicer for administration by it of all cash amounts which shall at the time be or should have been credited by the Sub-Servicer to its Sub-Servicer Custodial Account, the Certificate Account, any Servicing Account, any REO Account and any Reserve Account, or thereafter be received with respect to the Mortgage Loans or any REO Property (provided, however, that the Sub-Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, and it and its directors, officers, employees and agents shall continue to be entitled to the benefits of Section 3.03 of this Agreement notwithstanding any such termination).

            In addition to any other rights the Master Servicer may have hereunder, if the Sub-Servicer fails to remit to the Master Servicer any amounts when required to be remitted hereunder, the Sub-Servicer shall pay to the Master Servicer interest on the amount of such late remittance at the Reimbursement Rate plus three percent (3%), applied on a per diem basis for each day such remittance is late (i.e., said per annum rate divided by 365 multiplied by the number of days late); but in no event shall such interest be greater than the maximum amount permitted by law.

            Section 4.02 Waiver of Defaults.

            The Master Servicer may waive any default by the Sub-Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

            Section 4.03 Other Remedies of Master Servicer.

            During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Master Servicer, in addition to the rights specified in Section 4.01, shall have the right, in its own name, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

                                    ARTICLE V

                                   TERMINATION

            Section 5.01 Termination.

            Except as otherwise specifically set forth herein or in Section 3.22 of the Pooling and Servicing Agreement, the rights, obligations and responsibilities of the Sub-Servicer shall terminate (without payment of any penalty or termination fee) (i) upon the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan and the disposition of all REO Property and the remittance of all funds due hereunder; (ii) by mutual consent of the Sub-Servicer and the Master Servicer in writing; (iii) at the option of any purchaser of one or more Mortgage Loans pursuant to the Pooling and Servicing Agreement, upon such purchase and only with respect to such purchased Mortgage Loan or Mortgage Loans; or (iv) upon termination of the Pooling and Servicing Agreement. Any notice of termination shall be in writing and delivered to the Sub-Servicer as provided in Section
6.05 of this Agreement.

            Section 5.02 Termination of Duties with Respect to Specially Serviced Loans.

            At such time as any Mortgage Loan becomes a Specially Serviced Loan, the obligations and duties of the Sub-Servicer set forth herein with respect to such Specially Serviced Loan that are required to be performed by the Special Servicer under the Pooling and Servicing Agreement shall cease except that the Sub-Servicer shall continue to earn its Sub-Servicing Fee with respect to the related Specially Serviced Loan; provided, however, that although duties of the Sub-Servicer shall terminate to the extent transferred to the Special Servicer, the Sub-Servicer shall retain the Mortgage Loans on its computer systems so long as such Mortgage Loans are Specially Serviced Loans. Any such Mortgage Loan retained on the computer systems of the Sub-Servicer shall be subject to the rights of the Special Servicer while such Mortgage Loan is a Specially Serviced Loan. In addition, the Sub-Servicer shall continue to perform all of its duties hereunder with respect to the Specially Serviced Loans that are not required to be performed by the Special Servicer pursuant to the Pooling and Servicing Agreement. If a Specially Serviced Loan becomes a Corrected Serviced Loan, the Sub-Servicer shall commence servicing such Corrected Serviced Loan pursuant to the terms of this Agreement.

                                   ARTICLE VI

                                  MISCELLANEOUS

            Section 6.01 Successor to the Sub-Servicer.

            Prior to termination of the Sub-Servicer's responsibilities and duties under this Agreement pursuant to Section 3.04, 4.01 or 5.01 of this Agreement, the Master Servicer shall (i) succeed to and assume all of the Sub-Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor which satisfies the criteria for a successor Sub-Servicer in Section 3.02 of this Agreement and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Sub-Servicer under this Agreement accruing following the termination of the Sub-Servicer's responsibilities, duties and liabilities under this Agreement.
Section 6.02 Financial Statements.

            The Sub-Servicer shall deliver annually, no later than April 25 of each year, to the Master Servicer the most recent publicly available financial statements of the Sub-Servicer or its corporate parent and, upon the request of the Master Servicer, make available other records relevant to the performance of the Sub-Servicer's obligations hereunder.

            Section 6.03 Closing.

            The closing for the commencement of the Sub-Servicer to perform the servicing responsibilities under this Agreement with respect to the Mortgage Loans shall take place on the Closing Date. The closing shall be either by telephone, confirmed by letter or wire or via facsimile and/or e-mail as the parties shall agree.

            The closing shall be subject to the execution and delivery of the Pooling and Servicing Agreement by the parties thereto.

            Section 6.04 Closing Documents.

            The Closing Documents shall consist of all of the following documents:

            (a) to be provided by the Sub-Servicer:

                  (1) this Agreement executed by the Sub-Servicer;

                  (2) an Officer's Certificate of the Sub-Servicer, dated the
            Closing Date and substantially in the form of Exhibit B hereto, including all attachments thereto;

                  (3) the account certifications in the form of Exhibit E hereto required by Sections 3.01(c)(5), (7) and (9) of this Agreement, fully completed; and

            (b) to be provided by the Master Servicer:

                  (1) this Agreement executed by the Master Servicer; and

                  (2) the mortgage loan schedule, with one copy to be attached to each counterpart of this Agreement as Exhibit A hereto; and

                  (3) the Pooling and Servicing Agreement substantially in the form of Exhibit C hereto.

            Section 6.05 Notices.

            All demands, notices, consents and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to the following addresses:

                        (i) if to the Master Servicer:

                        Bank of America, National Association
                        Capital Markets Servicing Group
                        900 West Trade Street
                        Suite 650
                        NC1-026-06-01
                        Charlotte, North Carolina 28255
                        Fax No. (704) 317-4501
                        Attention: Servicing Manager
                        Reference: Banc of America Commercial Mortgage Inc. Series 2007- 3

                        with copy to:

                        Henry A. LaBrun, Esq.
                        Cadwalader, Wickersham & Taft, LLP
                        227 West Trade Street, 24th Floor
                        Charlotte, North Carolina 28202

                        (ii) if to the Sub-Servicer

                        Hypo Real Estate Capital Corporation
                        622 Third Avenue
                        New York, New York  10017
                        Attention:  Christoph Donner, Managing Director

                        with a copy to:

                        Hypo Real Estate Capital Corporation
                        622 Third Avenue
                        New York, NY 10017
                        Attention:  Stephen D'Arcy, Director
                        and
                        Michael McBride, Chief Legal Officer

            Section 6.06 Severability Clause.

            Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to the Mortgage Loans shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

            Section 6.07 Counterparts.

            This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

            Section 6.08 Governing Law.

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by Federal Law.

            Section 6.09 [Reserved].

            Section 6.10 Intention of the Parties.

            It is the intention of the parties that the Master Servicer is conveying, and the Sub-Servicer is receiving, only a contract for servicing the Mortgage Loans. Accordingly, the parties hereby acknowledge that the Trustee remains the sole and absolute beneficial owner of the Mortgage Loans and all rights related thereto.

            Section 6.11 Third Party Beneficiary.

            The Depositor and the Trustee, for the benefit of the Certificateholders, shall be a third party beneficiary under this Agreement, provided that, except to the extent the Trustee or its designee assumes the obligations of the Master Servicer hereunder as contemplated by Section 6.12 of this Agreement, none of the Depositor, the Trustee, the Trust Fund, any successor Master Servicer or any Certificateholder shall have any duties under this Agreement or any liabilities arising herefrom.

            Section 6.12 Successors and Assigns; Assignment of Agreement.

            This Agreement shall bind and inure to the benefit of and be enforceable by the Sub-Servicer and the Master Servicer and the respective successors and assigns of the Sub-Servicer and the Master Servicer. This Agreement shall not be assigned, pledged or hypothecated by the Sub-Servicer to a third party except as otherwise specifically provided for herein. If the Master Servicer shall for any reason no longer act in such capacity under the Pooling and Servicing Agreement, the Trustee or its designee may thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Master Servicer under this Agreement.

            Section 6.13 Waivers.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

            Section 6.14 Exhibits.

            The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

            Section 6.15 General Interpretive Principles.

            The article and section headings are for convenience of a reference only, and shall not limit or otherwise affect the meaning hereof.

            Section 6.16 Complete Agreement.

            This Agreement embodies the complete agreement between the parties regarding the subject matter hereof and may not be varied or terminated except by a written agreement conforming to the provisions of Section 6.18 of this Agreement. All prior negotiations or representations of the parties are merged into this Agreement and shall have no force or effect unless expressly stated herein.

            Section 6.17 Further Agreement.

            The Sub-Servicer and the Master Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

            Section 6.18 Amendments.

            This Agreement may only be amended with the consent of the Sub-Servicer and the Master Servicer. No amendment to the Pooling and Servicing Agreement that purports to change the rights or obligations of the Sub-Servicer hereunder shall be effective against the Sub-Servicer without the express written consent of the Sub-Servicer.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, the Sub-Servicer and the Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.


                                       HYPO REAL ESTATE CAPITAL CORPORATION


                                       By:   /s/ Stephen D'Arcy
                                          --------------------------------------
                                          Name:  Stephen D'Arcy
                                          Title: Director


                                       By:   /s/ Christine Reichle
                                          --------------------------------------
                                          Name:  Christine Reichle
                                          Title: Director


                                       BANK OF AMERICA, NATIONAL ASSOCIATION


                                       By:   /s/ Sean D. Reilly
                                          --------------------------------------
                                          Name:  Sean D. Reilly
                                          Title: Principal

                                    EXHIBIT A
                             MORTGAGE LOAN SCHEDULE


                                                                      Sub-Servicing Fee Rate
Loan Number              Property Name              Cut-off Balance       in Basis Points
-----------   -----------------------------------   ---------------   ----------------------
104           Rockwood Ross Multifamily Portfolio    175,000,000.00                        1
101           Renaissance Mayflower Hotel            200,000,000.00                        1
102           Metropolis Shopping Center              86,000,000.00                        1


                                    EXHIBIT B

                      SUB-SERVICER'S OFFICER'S CERTIFICATE

            I, [______________________________], hereby certify that I am the duly elected [__________________________] of [Sub-Servicer], a
[__________________], organized under the laws of [_____________________] (the
"Sub-Servicer") and further as follows:

            1. Attached hereto as Exhibit 1 is a true, correct and complete copy of the [__________________] of the Sub-Servicer which are in full force and effect on the date hereof and which have been in effect without amendment, waiver, rescission or modification since [_______________________________].

            2. Attached hereto as Exhibit 2 is a true, correct and complete copy of the by-laws of the Sub-Servicer which are in effect on the date hereof and which have been in effect without amendment, waiver, rescission or modification since [____________].

            3. Attached hereto as Exhibit 3 is an original certificate of the [__________________] of the Sub-Servicer, dated as of [_____
                  __], 200[__], and no event has occurred since the date thereof which would impair such standing.

            4. Attached hereto as Exhibit 4 is a true, correct and complete copy of the resolutions of the Board of Directors of the Sub-Servicer authorizing the Sub-Servicer to execute and deliver the Sub-Servicing Agreement, dated as of [_____ __], 200[__] (the "Sub-Servicing Agreement"), by and between the Sub-Servicer and Bank of America, National Association and such resolutions are in effect on the date hereof and have been in effect without amendment, waiver, rescission or modification since [_______________].

            5. Each person listed on Exhibit 5 attached hereto who, as an officer or representative of the Sub-Servicer, signed the Sub-Servicing Agreement and any other document delivered prior hereto or on the date hereof in connection with the Sub-Servicing Agreement, was, at the respective times of such signing and delivery, and is now, a duly elected or appointed, qualified and acting officer or representative of the Sub-Servicer, who holds the office set forth opposite his or her name on Exhibit 5, and the signatures of such persons appearing on such documents are their genuine signatures.

            IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Sub-Servicer.

Dated: [__________________]              By:
                                            ------------------------------------
                                            Name:  [______________________]
                                            Title: [Vice] President

[Seal]

            I, [_______________________], an [Assistant] Secretary of
[Sub-Servicer], hereby certify that

            [___________________________] is the duly elected, qualified and acting [Vice] President of the Sub-Servicer and that the signature appearing above is [her] [his] genuine signature.

            IN WITNESS WHEREOF, I have hereunto signed my name.

Dated: [__________________]              By:
                                            ------------------------------------
                                            Name:  [______________________]
                                            Title: [Assistant] Secretary

                                    EXHIBIT 5
                                       to
                      Sub-Servicer's Officer's Certificate

           Name                       Title                    Signature

----------------------------

----------------------------

----------------------------

----------------------------

                                    EXHIBIT C

                         POOLING AND SERVICING AGREEMENT

                                    EXHIBIT D

                           FORM OF ADDITIONAL REPORTS

                         Quarterly Tax Monitoring Report

Deal: BANC OF AMERICA COMMERCIAL MORTGAGE INC. COMMERCIAL MORTGAGE PASS THROUGH
      CERTIFICATES, SERIES 2007-3
Sub-Servicer:
Period Ending:

Master           Parcel   Type                 Next Tax  Amount  Installment
Loan #  ColName  Number  of Tax  Freq of Disb  Due Date    Due      Dates
------  -------  ------  ------  ------------  --------  ------  -----------










Certified By: _____________________
       Title: _____________________

                              Quarterly UCC Monitoring Report

Deal: BANC OF AMERICA COMMERCIAL MORTGAGE INC. COMMERCIAL MORTGAGE PASS THROUGH
      CERTIFICATES, SERIES 2007-3
Sub-Servicer:
Period Ending:

Master                 Original    Original    Current    Current    Expiration
Loan #   Filing Type   File Date    File #    File Date   File No.      Date
------   -----------   ---------   --------   ---------   --------   ----------










Certified By: _____________________
      Title: _____________________

                      Quarterly Insurance Monitoring Report

Deal: BANC OF AMERICA COMMERCIAL MORTGAGE INC. COMMERCIAL MORTGAGE PASS THROUGH
      CERTIFICATES, SERIES 2007-3
Sub-Servicer:
Period Ending:


                                                                                                              Terrorism
 Master                  Coverage                     Expiration  Amount of    Terrorism        Terrorism     Deductible
Servicer  Master Loan #    Type    Carrier  Policy #     Date     Coverage   Coverage (Y/N)  Coverage Amount    Amount
--------  -------------  --------  -------  --------  ----------  ---------  --------------  ---------------  ----------









Certified By: _____________________
      Title: _____________________

                                    EXHIBIT E

                          FORM OF ACCOUNT CERTIFICATION

Securitization:_________________________________________________________________

Sub Servicer:___________________________________________________________________

      ______  New Account                      ______ Change of Account
                                                      Information
Indicate purpose of account (check all that apply):

      ______  Principal & Interest             ______ Deposit Clearing
      ______  Taxes & Insurance                ______ Disbursement Clearing
      ______  Reserves (non-interest bearing)  ______ Suspense
      ______  Reserves (interest bearing)

Account Number:_________________________________________________________________

Account Name:___________________________________________________________________

Depository Institution (and Branch):

      Name:_____________________________________________________________________

      Street:___________________________________________________________________

      City, State, Zip:_________________________________________________________

      Rating Agency:_____________________ Rating:_______________________________

Please note that the name of the account must follow the guideline specifications detailed in the applicable agreement.

Prepared by:____________________________________________________________________

Signature:______________________________________________________________________

Title:__________________________________________________________________________

Date:___________________________________________________________________________

Telephone:_______________________________    Fax________________________________

                                    EXHIBIT F

                                     FORM OF
                                COLLECTION REPORT
                                     2007-3

(Deal Name)
(Subservicer Name)
(Reporting Period)
(Collection Period)


                 (L3)         (L8)          (L10)              (L6)               (L25)          (L24)      (L23)      (L28)
---------------  -----------  ------------  -----------------  -----------------  -------------  ---------  ---------  -----------
Master Servicer  Subservicer  Paid to Date  Current Note Rate  Scheduled          Total          Scheduled  Scheduled  Other
Loan Number      Loan Number                                   Principal Balance  Scheduled P&I  Principal  Interest   Principal
                                                                                  Due            Payment    Payment    Adjustments

---------------  -----------  ------------  -----------------  -----------------  -------------  ---------  ---------  -----------






                 (L27)           (I30)        (I31)        (L14)
---------------  --------------  -----------  -----------  -----------  -----------  -----------  --------------  ------------
Master Servicer  Unscheduled     Prepayment   Prepayment   Subservicer  Subservicer  Subservicer  Assumption Fee  Late Charges
Loan Number      Principal       Penalty/Yld  Interest     Fee Rate     Service Fee  Remittance
                 Collections     Maint Rec'd  Excess                                 Amount
                 (Curtailments)               (Shortfall)
---------------  --------------  -----------  -----------  -----------  -----------  -----------  --------------  ------------







---------------  --------  ---------  --------  -----------
Master Servicer  Default   Actual     Actual    Actual
Loan Number      Interest  Principal  Interest  Subservicer
                           Payment    Payment   Service Fee

---------------  --------  ---------  --------  -----------





                                    EXHIBIT G
                                    ---------

                           FORM OF CERTIFICATION TO BE
                           PROVIDED TO MASTER SERVICER

      Re: Banc of America Commercial Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2007- 3
            -------------------------------------------------------------

      I, a[n] [title] of [Hypo Real Estate Capital Corporation], on behalf of [Hypo Real Estate Capital Corporation], certify to Bank of America, National Association, as Master Servicer, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

            (a) Based on my knowledge, all reports containing distribution, servicing and other information (the "Servicing Reports") required to be submitted by the Sub-Servicer to the Master Servicer under that certain Sub-Servicing Agreement, dated July 1, 2007, by and between Bank of America, National Association, as master servicer and [Hypo Real Estate Capital Corporation], as sub-servicer (the "Sub-Servicing Agreement") in respect of periods included in calendar year 200_ have been submitted to the Master Servicer;

            (b) Based on my knowledge, the information contained in the Servicing Reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the servicing reports;

            (c) I am responsible for reviewing the activities performed by the Sub-Servicer under the Sub-Servicing Agreement and based upon my knowledge and the annual compliance reviews conducted in preparing the servicer compliance statements required under Item 1123 of Regulation AB (which requirements may change after the date hereof) with respect to the Sub-Servicer, and except as disclosed in the compliance certificate delivered by the Master Servicer under
Section 11.10 of the Pooling and Servicing Agreement, the Sub-Servicer has fulfilled its obligations under the Sub-Servicing Agreement in all material respects;

            (d) The accountant's report delivered pursuant to Section 3.01(c)(50) of the Sub-Servicing Agreement as discloses all significant deficiencies relating to the Sub-Servicer's compliance with the Relevant Servicing Criteria.

            (e) All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities with respect to the Sub-Servicer required pursuant to the Sub-Servicing Agreement, to the extent such services performed by the Sub-Servicer constitute Relevant Servicing Criteria to be included in this certification in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 (which requirements may change after the date hereof), have been included as an exhibit to this certification, except as otherwise disclosed in this certification. Any material instances of noncompliance described in such reports have been disclosed in this certification.

            This certification may be referred to and relied upon by the Master Servicer in providing any certifications, and otherwise performing its obligations under, Section 11.06 of the Pooling and Servicing Agreement. This certificate may not be relied upon by the Master Servicer for any other purpose and may not be used, circulated to, or relied upon by any other person.

Date: _________________________

Hypo Real Estate Capital Corporation


_______________________________
[Signature]
[Title]

                                    EXHIBIT H
                                    ---------

                   FORM OF SEMI-ANNUAL SERVICING CERTIFICATION

Sub-Servicer:_________

RE:   Series__________

Pursuant to the Sub-Servicing Agreement(s) between Bank of America, National Association and [Sub-Servicer], we certify to the best of our knowledge with respect to each mortgage loan serviced by us for Bank of America, National Association that, as of the period ending ____________________, except as otherwise noted below:

All taxes, assessments and other governmental charges levied against the mortgaged premises, ground rents payable with respect to the mortgaged premises, if any, which would be delinquent if not paid, have been paid.

Based on [Sub-Servicer's] monitoring of the insurance in accordance with the Servicing Standard, all required insurance policies are in full force and effect on the mortgaged premises in the form and amount and with the coverage required by the Sub-Servicing Agreement(s).

All necessary action has been taken to continue all UCC Financing Statements in favor of the originator of each mortgage loan or in favor of any assignee prior to the expiration of such UCC Financing Statements.

All reserves are maintained and disbursed in accordance with the loan documents and no obligation for which a reserve is held has not been completed within the time required by the applicable document.

If there are any exceptions to any of the items required in any of the above-referenced paragraphs, such exceptions shall be noted in a schedule attached hereto substantially in the form of Exhibit D to the Sub-Servicing Agreement.


EXCEPTIONS:______________________________________________




_______________________________________  ______________________________________
Servicing Officer                        Date